===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         Prudential Equity Income Fund
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:




Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                         PRUDENTIAL EQUITY INCOME FUND
                             GATEWAY CENTER THREE
                           NEWARK, NEW JERSEY 07102

                            ----------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            ----------------------

To Our Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Prudential Equity Income Fund (the Fund) will be held on September 14, 2000, at 10:00 a.m. at 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102, for the following purposes:

  1. To amend the investment objective of the Fund.

  2. To approve amendments to the Fund's fundamental investment restrictions relating to:

    (a) the making of loans; and

    (b) investments in securities of other investment companies.

  3. To ratify or reject the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending October 31, 2000.

  4. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Trustees has fixed the close of business on June 23, 2000 as the record date for the determination of shareholders of the Fund entitled to vote at the Meeting or any adjournment thereof.

                                             Marguerite E. H. Morrison
                                             Secretary

Dated: July 31, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. SHAREHOLDERS ALSO CAN VOTE THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY.

                         PRUDENTIAL EQUITY INCOME FUND
                             GATEWAY CENTER THREE
                           NEWARK, NEW JERSEY 07102

                            ----------------------

                                PROXY STATEMENT

                            ----------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                       SEPTEMBER 14, 2000, AT 10:00 A.M.

  This Proxy Statement is furnished by the Board of Trustees of Prudential Equity Income Fund (the Fund) in connection with the solicitation of proxies for use at the Special Meeting of Shareholders (the Meeting) to be held on September 14, 2000 at 10:00 a.m at 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102. The Fund's principal executive office is located at 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102. The purposes of the Meeting are to consider proposals to (1) change the Fund's investment objective, (2) change fundamental investment restrictions relating to (a) the making of loans, and (b) investments in securities of other investment companies and (3) ratify the selection of independent accountants.

  It is expected that the Notice of Special Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders of record on or about August 4, 2000. To receive a copy of the most recent annual and semi-annual report, contact: Prudential Mutual Fund Services LLC, P.O. Box 8098, Philadelphia, PA 19101, or call (800) 225-1852.

  If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the proposals. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. In addition, a shareholder can revoke a prior proxy simply by voting again--using the original proxy card, by toll-free telephone call, or visiting the Fund's Web site listed below. If sufficient votes to approve one or more of the proposed items are not received or if a quorum is not present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy and will not require notice other than announcement at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. In the event that a Meeting is adjourned, the same procedures will apply at a later Meeting date.

  The Board of Trustees of the Fund has fixed the close of business on June 23, 2000 as the record date. Shareholders of record on that day are entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 33,607,307 Class A shares, 41,846,244 Class B shares, 1,534,645 Class C shares and 8,495,498 Class Z shares, of beneficial interest outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting (and such shareholders of record holding fractional shares, if any, shall have proportionate voting rights).

  As of June 23, 2000, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were:
Prudential Trust Company FBO Marsh, Inc., 34 West Sixth Street, Suite 1100, Cincinnati, OH 45202, who held 119,516 Class C shares of the Fund (8% of the outstanding Class C shares); Boston Safe Deposit & Trust, as Trustee K-Mart 401(k) PRT S Core Account, 1 Cabot Road, Medford, MA 02155, who held 4,772,495 Class Z shares of the Fund (or 56% of the outstanding Class Z shares), Prudential Trust Company FBO PRU-DC Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic, PA 18507, who held 1,853,826 Class Z shares of the Fund (or 22% of the outstanding Class Z shares).

  As of June 23, 2000, the Trustees and officers of the Fund, as a group, owned less than 1% of each class of outstanding shares of the Fund.

  Proposals 1 and 2 described in this Proxy Statement require approval by "a majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act). This means the lesser of (A) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Fund. Each "broker non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) and abstention will be considered present for purposes of determining the existence of a quorum for the transaction of business, but will have the effect of a vote against these proposals. A quorum requires the presence, in person or by proxy, of the holders of record of a majority of the outstanding shares of the Fund. Proposal 3 requires approval by a majority of the votes cast.

  The expenses of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic, Internet or oral communications by regular employees of Prudential Securities Incorporated (Prudential Securities). In addition, the Board of Trustees of the Fund has authorized management to retain, at their discretion, Shareholder Communications Corporation, a proxy solicitation firm, to assist in the solicitation of proxies for this Meeting. The cost of solicitation, including specified expenses, is not expected to exceed $76,000 and will be borne by the Fund.

  Shareholders can vote in any one of four ways: (A) by mail, with the enclosed proxy card, (B) in person at the Meeting, (C) by telephone, with a toll-free call to the number listed on the enclosed proxy card, and (D) through the Internet at www.proxyvote.com. Shareholders are encouraged to vote by Internet or telephone, using the 12-digit "control" number that appears on the enclosed proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions on each proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will have the option to receive an e-mail confirming their voting instructions. These procedures, and certain other procedures that may be used, are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with instructions and to confirm that their instructions have been properly recorded.

  Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's Manager under a management agreement dated as of March 1, 1988, and amended and restated as of January 1, 2000 (the Management Agreement). Investment advisory services are provided to the Fund by PIFM through its affiliate, The Prudential Investment Corporation, doing business as Prudential Investments (PI or the Investment Adviser), Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, under a Subadvisory Agreement dated March 1, 1988, as amended and restated as of January 1, 2000. Both PIFM and PI are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America (Prudential). As of June 30, 2000, PIFM managed and/or administered
45 open-end and 22 closed-end management investment companies, with assets of approximately $75.5 billion. The Fund has a Board of Trustees which, in addition to overseeing the actions of the Fund's Manager and Investment Adviser, decides upon matters of general policy.

  Prudential Investment Management Services LLC (PIMS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund.

  Upon request, the Fund will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Fund's shares. Please let the Fund know the number of copies needed and submit expense invoices for the Fund's review to 100 Mulberry Street, 4th Floor, Gateway Center Three, Newark, New Jersey 07102.

                                PROPOSAL NO. 1
                            TO AMEND THE INVESTMENT
                             OBJECTIVE OF THE FUND

  The Board of Trustees is submitting for approval by shareholders of the Fund the following proposal to amend the investment objective of the Fund. The Board of Trustees approved this proposal at a meeting held on May 2, 2000. For the reasons described below, the Board of Trustees believes that the proposed changes are in the best interests of shareholders and recommends that shareholders approve the proposed amendment. The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval.

  The current investment objective for the Fund is capital appreciation and current income. The Board of Trustees has approved, and recommends that the shareholders of the Fund approve, an amendment to remove the income component of the Fund's investment objective. To reflect the change, the Fund's prospectus will state: "The Fund's investment objective is capital appreciation."

  The Manager and Investment Adviser have proposed the change in investment objective to allow the Fund to take greater advantage of capital appreciation opportunities. The proposed change in investment objective will allow more flexibility to the Investment Adviser to invest for capital appreciation rather than having to focus on income-generating securities. Further, the Fund's management believes that repositioning the Fund in the Large-Cap Value category provides shareholders with exposure to an asset category that has historically stronger performance than the Equity Income category.

  At the special Board meeting held on May 2, 2000, the Manager and Investment Adviser proposed and the Board of Trustees approved that the Fund's investment focus be changed to a "large capitalization value" approach so as to increase the prospects for enhanced performance. In addition, the Board approved a change in the Fund's name from Prudential Equity Income Fund to "Prudential Value Fund," coincident with shareholder approval of this proposal.

  For these reasons, the Board believes that the proposed changes are in the best interests of shareholders and therefore recommends that shareholders approve the proposed amendment.

  If the change in investment objective is approved by shareholders, the Investment Adviser has indicated that a primary difference in how it may manage the Fund would be in purchasing fewer income-producing securities. As a result of this change, the Investment Adviser may, depending on market conditions, invest a greater percentage of the Fund's assets in securities of companies with a larger capitalization than it has purchased in recent years. Investment in these securities ordinarily involves less market risk than investment in equity securities of medium or small-sized companies. Therefore, if the change is approved, the Fund may be subject to more risk to the extent that it would be investing a greater proportion of its assets in equity securities, but less risk in that it would expect to focus on securities of larger-sized companies.

REQUIRED VOTE

  Approval of this Proposal No. 1 requires the affirmative vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act.

  THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL
NO. 1.

                                PROPOSAL NO. 2
                       TO APPROVE AMENDMENTS TO CERTAIN
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

  The Board of Trustees is submitting for approval by shareholders of the Fund the following proposals to amend two of the Fund's fundamental investment restrictions relating to (a) the making of loans, and (b) investments in securities of other investment companies.

  For the reasons described below, the Board of Trustees believes that the proposed changes are in the best interests of the shareholders and recommends that shareholders approve each of the proposed amendments. Fundamental investment restrictions may be changed only with shareholder approval.

  If the proposed changes to the Fund's fundamental investment restrictions are approved by shareholders at the Meeting, the Fund's prospectus and statement of additional information will be revised as appropriate to reflect the changes. The changes proposed in Proposals No. 2(a) and 2(b) will not result in a change to the investment objective or operating policies of the Fund.

PROPOSAL NO. 2(A): AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO THE FUND'S ABILITY TO ENGAGE IN LENDING TRANSACTIONS

  The Fund's current fundamental investment restriction concerning making loans, which appears as investment restriction number 12 in the Fund's current statement of additional information, states that the Fund may not:

  Make loans, except through repurchase agreements and loans of portfolio securities (limited to 33% of the Fund's total assets).

  The proposed change will amend the restriction relating to lending transactions by adding a clause (which is in boldface for ease of reference) that will allow for greater flexibility in lending transactions. Under the proposed amendment, the Fund may not:

  Make loans, except through repurchase agreements and loans of portfolio securities (limited to 33% of the Fund's total assets) AND AS OTHERWISE PERMITTED BY EXEMPTIVE ORDER OF THE SECURITIES AND
  EXCHANGE COMMISSION.

  The proposed amendment to the Fund's fundamental investment restriction would facilitate the future development and adoption of an interfund lending program with other Prudential Funds.

  The Fund (and other Prudential Funds) intends to apply to the SEC for an exemption from interfund borrowing, pursuant to authorization by the Fund's Board of Trustees obtained in November 1999. There is, of course, no assurance that the SEC would grant such request. If the SEC did grant the request, the Fund would be allowed to borrow from other Prudential Funds. The ability to engage in borrowing transactions with other participating Prudential Funds as part of a program, referred to as the "interfund lending program," may allow the Fund to obtain lower interest rates on money borrowed for temporary or emergency purposes.

  Approval of this Proposal No. 2(a) will not by itself result in implementation of the interfund lending program. Among other things, any such program would be subject to receipt of an SEC exemptive order. In addition, the Fund only would engage in lending for cash management purposes.

  If Proposal 2(a) is adopted and the Fund were to participate in an interfund lending program, there is a risk that a borrowing fund could have a loan recalled on one day's notice and the borrowing fund might then have to borrow from a bank at a higher interest rate if money could not be borrowed from another Prudential Fund. There is also a risk that a lending fund could experience a delay in obtaining prompt repayment of a loan. A lending fund would not necessarily have received collateral for its loan, although it could require that collateral be provided as a condition for making an interfund loan. A delay in obtaining prompt payment could cause a lending fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment.

  In determining to recommend this Proposal No. 2(a) to shareholders for approval, the Board of Trustees considered that the benefits to the Fund of participating in the program outweigh the possible risks of such participation. The Board of Trustees considered that the interfund lending program: (i) may benefit the Fund by providing it with greater flexibility to engage in lending transactions; and (ii) could facilitate the Fund's ability to earn a higher return on short-term investments by allowing it to lend cash to other Prudential Funds. Implementation of interfund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other Prudential Funds. Although the Fund has not yet applied for this order, it is anticipated that one of the conditions of the order will be that the Fund may not lend more than 15% of its net assets as part of the interfund lending program. There can be no assurance that any such order would be granted, even if applied for.

  Although the Fund does not currently intend to apply for any other SEC exemptive order with respect to this restriction, the change in the investment restriction, if approved by shareholders, will enable the Fund to further amend this restriction without shareholder approval (but subject to the approval of the Board of Trustees) by applying for other SEC exemptive orders. This may subject the Fund to additional risks. The Fund will continue to be able to engage in loans of portfolio securities in an amount up to 33% of its total assets, whether or not shareholders approve Proposal 2(a).

PROPOSAL NO. 2(B): AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO THE FUND'S ABILITY TO INVEST IN SECURITIES OF OTHER INVESTMENT COMPANIES

  The Fund's current fundamental investment restriction concerning investments in securities of other investment companies, which appears as investment restriction number 10 in the Fund's current statement of additional information, states that the Fund may not:

  Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

  The proposed change would amend the restriction by deleting the italicized reference to the circumstances under which the Fund may invest in securities of other investment companies and replacing it with a clause (which is in boldface below for ease of reference) that will allow for greater flexibility in these types of transactions. The added clause contains a parenthetical clause at the end which describes the current limitations with respect to these types of transactions. Under the proposed amendment, the Fund may not:

  Invest in securities of other registered investment companies, except AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940 AND THE RULES THEREUNDER, AS AMENDED FROM TIME TO TIME, OR BY ANY EXEMPTIVE RELIEF GRANTED BY THE SECURITIES AND EXCHANGE COMMISSION. (CURRENTLY, UNDER THE INVESTMENT COMPANY ACT OF 1940, THE FUND MAY INVEST IN SECURITIES OF OTHER INVESTMENT COMPANIES SUBJECT TO THE FOLLOWING LIMITATIONS: THE FUND MAY HOLD NOT MORE THAN 3% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE INVESTMENT COMPANY, MAY NOT HAVE INVESTED MORE THAN 5% OF ITS TOTAL ASSETS IN ANY ONE INVESTMENT COMPANY AND MAY NOT HAVE INVESTED MORE THAN 10% OF ITS TOTAL ASSETS IN SECURITIES OF ONE OR MORE INVESTMENT COMPANIES.)

  The proposed amendment to the Fund's fundamental investment restriction would allow the Fund to invest in securities of other investment companies to the extent consistent with applicable law or any exemptive relief granted by the SEC. The Fund has already received an exemptive order from the SEC permitting it to invest cash collateral from securities lending transactions and uninvested cash, in an amount not to exceed 25% of the Fund's total assets, in other registered open-end investment companies advised by PIFM (Investment Funds). The Investment Funds are money market funds or open-end short-term bond funds with a portfolio maturity of three years or less. Shares of certain Investment Funds may be offered and sold to the Fund only in private transactions and not through the open market.

  The Board of Trustees anticipates that a primary benefit of investing in Investment Funds will be the ability to obtain higher yields than would be available from current investment alternatives. It is also anticipated that by investing in Investment Funds, the Fund would have access to a lower cost alternative for making short-term liquid investments than is presently available. The SEC order is subject to a number of conditions designed to ensure that there will not be duplication of fees and expenses by the Fund and an Investment Fund or conflicts of interest as a result of any such investment. One condition of the order is that the Fund may not invest uninvested cash in an Investment Fund in an amount in excess of 25% of the Fund's total assets.

  Although the Fund does not currently intend to apply for any other SEC exemptive order with respect to this restriction, the change in the investment restriction, if approved by shareholders, will enable the Fund to further amend this restriction without shareholder approval (but subject to the approval of the Board of Trustees) by applying for other SEC exemptive orders. This may subject the Fund to additional risks.

  If the Fund's shareholders do not approve the proposed amendment of the fundamental investment restriction relating to investment in other investment companies, the Fund will not be able to take advantage of the exemptive order described above.

REQUIRED VOTE

  Approval of each of Proposals No. 2(a) and 2(b) requires the affirmative vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act.

  THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS NO. 2(A) AND 2(B).

                       TO RATIFY INDEPENDENT ACCOUNTANTS
                                PROPOSAL NO. 3


  The Board of Trustees of the Fund, including a majority of the members of the Board of Trustees who are not interested persons of the Fund, have selected PricewaterhouseCoopers LLP as independent accountants for the Fund for the Fund's fiscal year ending October 31, 2000. PricewaterhouseCoopers LLP has served as independent accountants for the Fund for the Fund's fiscal year ended October 31, 1999 and for each year since 1996. The ratification of the selection of independent accountants is to be voted on at the Meeting and it is intended that the persons named in the accompanying proxy vote for PricewaterhouseCoopers LLP. No representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting.

  The Board of Trustees' policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meets any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered. The Board of Trustees also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

REQUIRED VOTE

  The affirmative vote of at least a majority of the shares present, in person or by proxy, at the Meeting is required for ratification.

  THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 3.


                            ----------------------

                                 OTHER MATTERS

  No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

  Notwithstanding the approval or disapproval of the proposals described above, as in the past, the Board of Trustees does not intend to hold annual meetings of shareholders of the Fund. The Board of Trustees will call meetings of shareholders as may be required under the Investment Company Act or as they may determine in their discretion. The Fund's By-Laws require the Secretary of the Fund to call a meeting of shareholders of the Fund when requested to do so, in writing, by shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights of the Fund. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of the Fund, such proposal must be received by the Fund a reasonable time before the solicitation is to be made.

                                             Marguerite E.H. Morrison
                                             Secretary

Dated: July 31, 2000

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS CAN ALSO VOTE THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY.

                                                                      PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INVESTMENTS                                                    Gateway Center Three
GATEWAY CENTER THREE                                                    Newark, New Jersey 07102
100 MULBERRY STREET, 4TH FLOOR
NEWARK, NJ 07102-4077                                                            PROXY

                                                                 Special Meeting of Shareholders (Meeting)
                                                                     September 14, 2000, 10:00 a.m.

                                                        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
                                                        The undersigned hereby appoints Robert F. Gunia, Grace C.
                                                        Torres and Marguerite E.H.  Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of beneficial interest of the Fund held of record by the
                                                        undersigned on June 23, 2000 at the Meeting to be held on
                                                        September 14, 2000 or any adjournment thereof.

                                                        THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPER-
                                                        LY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE
                                                        UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSALS
                                                        NO. 1, 2(A) AND (B) AND 3 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE
                                                        REFER TO THE PROXY STATEMENT DATED JULY 31, 2000 FOR DISCUSSION
                                                        OF THE PROPOSALS.

                                                        IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD
                                                        WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE
                                                        WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                        In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

                                                        NOTE:  Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership by authorized person.


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have
   this Proxy card at hand.
2) Call 1-800-690-6903 toll free.
3) Enter the 12-digit control number
   set forth on the right side of this
   Proxy card and follow the simple
   instructions.                                                  SHARES

TO VOTE BY INTERNET                                               CONTROL NUMBER

1) Read the Proxy Statement and have
   this Proxy card at hand.
2) Go to Web site www.proxyvote.com
3) Enter the 12-digit control number
   set forth on the right side of
   this Proxy card and follow the
   simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:         PRUEIF                        KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL EQUITY INCOME FUND

  For address changes, please check this box    [ ]
  and write them on the back.

  The Board of Trustees recommends a vote FOR each of the proposals.


  Vote On Proposals                         For  Against  Abstain    2.  To approve amendments to the       For  Against  Abstain
                                                                         Fund's fundamental investment
  1.   To approve an amendment to the                                    restrictions relating to:
       investment objective of Prudential
       Equity Income Fund (the Fund).       [ ]    [ ]     [ ]           (a)  the making of loans; and      [ ]    [ ]     [ ]

                                                                         (b)  investments in securities
                                                                              of other investment
                                                                              companies.

                                                                     3.  To ratify the selection
                                                                         of independent
                                                                         accountants.                       [ ]    [ ]     [ ]
  Please be sure to sign and date this Proxy.


  Signature (PLEASE SIGN WITHIN BOX)     Date                        Signature (Joint Owners)               Date
